EXHIBIT 10.4

                                  WIRELESS ONE, INC.

                  1996 Stock Option Plan for Non-Employee Directors

          1.   PURPOSE
               -------

               The purpose of the WIRELESS ONE, INC. 1996 STOCK OPTION PLAN
          FOR NON-EMPLOYEE DIRECTORS (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors of Wireless One, Inc. (the "Corporation"), for the benefit of the Corporation and its stockholders and to provide additional incentive for such directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its Common Stock, $.01 par value (the "Common Stock").

          2.   SHARES SUBJECT TO THE PLAN
               --------------------------

               The total number of shares (the "Shares") of Common Stock for which options may be granted under the Plan shall not exceed 100,000 in the aggregate, subject to adjustment in accordance with Section 12 hereof. Within the foregoing limitations, Shares for which options have been granted pursuant to the Plan but which options have lapsed or otherwise terminated shall become available for the grant of additional options. There will initially be reserved for issuance or transfer from the Corporation's treasury upon the exercise of options granted under the Plan 100,000 Shares, subject to adjustment in accordance with
          Section 12 hereof.

          3.   ADMINISTRATION OF PLAN
               ----------------------

               The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The Board shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

          4.   ELIGIBILITY; GRANT OF OPTION
               ----------------------------

               Each director of the Corporation  who  is  not,  and has not been during the immediately preceding 12-month period, an officer or employee of the Corporation or any subsidiary of the Corporation (a "Participant") shall automatically be a participant in the Plan. Options will be granted in the following manner:

               (a) Each Participant who is in office on the Effective Date (as hereinafter defined) shall, on the Effective Date, automatically be granted an option to acquire 4,000 Shares under the Plan.

               (b) Each Participant who is in office on November 15, 1996, but who was not in office on the Effective Date, shall, on January 1, 1997, automatically be granted an option to acquire 2,000 Shares under the Plan.

               (c) Each Participant who is in office on November 15 of any year (commencing with November 15, 1997) shall, on the immediately succeeding January 1, automatically be granted an option to acquire 2,000 Shares under the Plan.

          5.   OPTION AGREEMENT
               ----------------

               Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Corporation and by the Participant to whom such option is granted, which Agreement may but need not be identical and which shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the participant agrees to continue to serve as a director of the Corporation during the term for which he or she was elected. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board. No option shall be deemed granted within the meaning of the Plan and no purported grant of any option shall be effective until such Agreement shall have been duly executed on behalf of the Corporation and the Participant to whom the option is to be granted.

          6.   OPTION EXERCISE PRICE
               ---------------------

               The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option on the date on which such option is granted or, if such date is not a business day on which Shares are traded, the next immediately preceding business day (the "Pricing Date"). For purposes hereof, the fair market value of the Shares covered by an option shall be the average of the high and low sales prices of the Shares on the Pricing Date as reported on the National Association of Securities Dealers, Inc. Automated Quotation System - National Market System or on the principal national securities exchange on which the Shares are then listed for trading.

          7.   TIME AND MANNER OF EXERCISE OF OPTION
               -------------------------------------

               (a) Options granted under the Plan shall become exercisable in installments of 25 percent upon each anniversary of the date of grant.

               (b) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised from time to time, by giving written notice, signed by the person or persons exercising the option, to the Corporation, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares in cash, check, delivery of Shares or other method determined by the Board.

               (c) Upon exercise of the option, delivery of a certificate for fully paid and non-assessable Shares shall be made at the principal office of the Corporation to the person or persons exercising the option as soon as practicable (but in no event more than 30 days) after the date of receipt of the notice of exercise by the Corporation, or at such time, place and manner as may be agreed upon by the Corporation and the person or persons exercising the option.

          8.   TERM OF OPTIONS
               ---------------

               Each option shall expire seven years from the date of the granting thereof, but shall be subject to earlier termination as follows:

               (a) In the event of the death of a Participant, the option granted to such Participant may be exercised, to the extent exercisable on the date of death pursuant to
                    Section 7(a), by the estate of such Participant, or by any person or persons who acquired the right to exercise such option by will or by the laws of descent and distribution. Such option may be exercised at any time within 180 days after the date of each such Participant or prior to the date on which the option expires by its terms, whichever is earlier.

               (b) In the event that a Participant ceases to be a director of the Corporation, other than by reason of his or her death, the option granted to such Participant may be exercised, to the extent exercisable on the date the Participant ceases to be a director, for a period of 30 days after such date, or prior to the date on which the option expires by its terms, whichever is earlier.

          9.   MERGER,  CONSOLIDATION, SALE OF ASSETS, ETC.,
               RESULTING IN CHANGING OF CONTROL
               --------------------------------

               (a) In the event of a Change in Control (as hereinafter defined), notwithstanding the provisions of Sections 7(a) and 8, an option granted to a Participant shall become fully exercisable if, within one year of such Change in Control, such Participant shall cease for any reason to be a member of the Board. For purposes hereof, a Change in Control of the Corporation shall be deemed to have occurred if (i) there shall be consummated (x) any consolidation or merger of the
                    Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of common stock of the Corporation would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of common stock of the Corporation immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation; or
                    (ii) the stockholders of the Corporation approve any plan or proposal for the liquidation or dissolution of the Corporation; or (iii) any person (as such term in used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the Corporation's outstanding common stock; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Corporation's stockholders, of each now director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

               (b) Any exercise of an option permitted pursuant to Section 9(a) shall be made within 180 days of the relevant Participant's termination as a director of the Corporation.

          10.  OPTIONS NOT TRANSFERABLE
               ------------------------

               The right of any Participant to exercise an option granted to him or her under the Plan shall not be assignable or transferable by such Participant otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such Participant only by him or her.

          11.  NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE
               ---------------------------------------

               Neither the recipient of an option under the Plan nor his or her successors in interest shall have any rights as a stockholder of the Corporation with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

          12.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
               ------------------------------------------

               In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, combination of shares or dividend payable in capital stock, appropriate adjustment shall to made in the number and kind of shares subject to and reserved for issuance or transfer under the Plan and as to which outstanding options (or portions thereof then unexercised) shall be exercisable, to the end that the proportionate interest of Participants and prospective Participants, with respect to options theretofore granted and to be granted, shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options, but with a corresponding adjustment in the option price per share.

          13.  RESTRICTIONS ON ISSUE OF SHARES
               -------------------------------

               Anything contained in this Plan to the contrary notwithstanding, the Corporation may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

               (i) the Shares with respect to which an option has been exercised are at the time of the issuance or transfer of such Shares effectively registered under applicable federal securities laws now in force or hereafter amended: or

               (ii) counsel  for  the  Corporation  shall  have   given  an
                    opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from the registration under applicable federal securities laws now in force or hereafter amended.

          It is intended that all exercises of options shall be effective. Accordingly, the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Corporation shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance or transfer from the Corporation's treasury of Shares in respect of which any option may be exercised.

          14.  PURCHASE FOR INVESTMENT
               -----------------------

               Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act"), as now in force or hereafter amended, the Corporation shall be under no obligation to issue or transfer any Shares covered by any option unless the person or persons who exercise such option, in whole or in part, shall give a written representation and undertaking to the Corporation, which is satisfactory in form and scope to counsel to the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she in acquiring the Shares issued or transferred to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution for any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if Shares are issued or transferred without such registration a legend to such effect may be endorsed upon the certificates representing the Shares.

          15.  EFFECTIVE DATE
               --------------

               The effective date (the "Effective Date") of this Plan shall be the date on which the Plan is approved by the stockholders of the Corporation.

          16.  EXPENSES OF THE PLAN
               --------------------

               All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation and none of such expenses shall be charged to any Participant.

          17.  TERMINATION AND AMENDMENT OF PLAN
               ---------------------------------

               Unless sooner terminated as herein provided, the Plan shall terminate ten years from the Effective Date. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided further, however, that, except as provided in Section 12, the Board may not, without the approval of the stockholders of the Corporation, increase the maximum aggregate number of shares for which options may be granted under the Plan or the number of Shares for which an option may be granted to any Participant. Termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect his or her rights under an option previously granted to him or her.